Exhibit 10.11

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (“Amendment”) is made and entered into, on March 18, 2019, and adds and revises certain terms, effective as of the date provided below, of that employment agreement entered into, by and between CrossFirst Bank, a state bank organized under the laws of the State of Kansas (the “Company”), and Thomas Robinson (“Employee”) on May 1, 2015 (the “Employment Agreement”).

WHEREAS, the Company and Employee entered into the Employment Agreement for the purpose of memorializing the terms of Employee’s employment with the Company;

WHEREAS, section 4.9(b) of the Employment Agreement allows the Employment Agreement to be modified by written instrument, executed by the party against whom enforcement of such modification may be sought;

WHEREAS, the Employment Agreement provides that certain rights described therein inure to the benefit of another company affiliated with the Company, CrossFirst Holdings, LLC, and includes several references to equity interests in CrossFirst Holdings, LLC described as “Membership Units” or simply “Units”;

WHEREAS, CrossFirst Holdings, LLC, was converted into CrossFirst Bankshares, Inc. on December 31, 2017, and equity interests in such entity were converted from membership units to shares of CrossFirst Bankshares, Inc. common stock;

WHEREAS, the Company’s Board of Directors and the Compensation & Nominating Committee thereof have certain rights and obligations under the Employment Agreement;

WHEREAS, the Company’s Board of Directors has determined that it is in the best interest of the Company to transfer its rights and obligations, and those of the Compensation & Nominating Committee, under the Employment Agreement to the Compensation Committee of the Board of Directors of CrossFirst Bankshares, Inc.;

WHEREAS, the Compensation Committee of the Board of Directors of CrossFirst Bankshares, Inc. has agreed (i) to assume the rights and obligations under the Employment Agreement previously reserved to the Company’s Board of Directors or the Compensation & Nominating Committee under the Employment Agreement and (ii) to become a party to the Employment Agreement in connection with its assumption of such rights and obligations and has determined that its assumption of such rights and obligations is in the best interest of CrossFirst Bankshares, Inc. and the Company;

WHEREAS, the Employment Agreement contains references to one or more of the following equity incentive compensation plans in which employees of the Company previously participated but which were assumed, superseded and replaced by the CrossFirst Bankshares, Inc. 2018 Omnibus Equity Incentive Plan (the “Equity Plan”), approved by the Board of Directors of the parent company of the Company on October 25, 2018: (i) the CrossFirst Holdings, LLC Unit Appreciation Rights Plan; (ii) the CrossFirst Bankshares, Inc. Stock Appreciation Rights Plan; and (iii) the CrossFirst Holdings, LLC Equity Incentive Plan (each a “Legacy Plan” and collectively the “Legacy Plans”);

WHEREAS, Employee was granted equity incentive compensation awards pursuant to the Employment Agreement under one or more of the Legacy Plans; and

WHEREAS, Employee has entered into one or more new award agreements which reflect the fact the Equity Plan has assumed, replaced and superseded each Legacy Plan with respect to each equity incentive compensation award previously granted to Employee which remains outstanding.

NOW, THEREFORE, effective as provided below, the following amendments are hereby made to the Employment Agreement:

1.            Effective as of January 24, 2019, the introductory clause of the Employment Agreement is hereby deleted and replaced with the following:

THIS EMPLOYMENT AGREEMENT (the “Agreement”) is made and entered into, dated for reference purposes as of May 1, 2015, and effective as of the “Effective Date” identified in Section 4.11 below, by and between CrossFirst Bank, a state bank organized under the laws of the State of Kansas (the “Company”) and Thomas Robinson (“Employee”).  In addition, effective as of January 24, 2019, CrossFirst Bankshares, Inc., a corporation, incorporated under the laws of the State of Kansas (“CrossFirst Bankshares, Inc.”), which is affiliated with the Company and an entity to which certain rights and benefits under the Agreement may inure, became a party to this Agreement.

2.            Effective as of October 25, 2018, the attached addendum is hereby added to the Employment Agreement and made a part of such Employment Agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, effective on the date set forth above.

EMPLOYEE:
CrossFirst Bank
		Name:	Thomas Robinson
Name:	Mike Maddox
		Signature:	/s/Thomas Robinson
Signature	/s/Mike Maddox
Address:
Title:	President and CEO

Address:	11440 Tomahawk Creek Pkwy	Phone:
Leawood, Kansas 66211

Email:
Phone:

Fax:	913-327-1214

CrossFirst Bankshares, Inc.

Name:	George F. Jones, Jr.

Signature	/s/George F. Jones, Jr.

Title:	President and CEO

Address:	11440 Tomahawk Creek Pkwy
Leawood, Kansas 66211

Phone:

Fax:	913-327-1214

ADDENDUM TO EMPLOYMENT AGREEMENT

1.          REFERENCES TO EQUITY INCENTIVE COMPENSATION PLANS.  Effective as of October 25, 2018, any and all references to any of the following equity incentive compensation plans (i) the CrossFirst Holdings, LLC Unit Appreciation Rights Plan; (ii) the CrossFirst Bankshares, Inc. Stock Appreciation Rights Plan; or (iii) the CrossFirst Holdings, LLC Equity Incentive Plan (each a “Legacy Plan” and collectively the “Legacy Plans”) shall be a reference to the CrossFirst Bankshares, Inc. 2018 Omnibus Equity Incentive Plan (the “Equity Plan”) to reflect the fact that as of October 25, 2018, each of the Legacy Plans was assumed, superseded and replaced by the Equity Plan and Employee has executed award agreement(s) memorializing such assumption.  Notwithstanding any provision of the Equity Plan or any award agreement granted to Employee thereunder, Employee shall retain any special vesting and settlement rights specifically described in this Employment Agreement which apply to any equity incentive compensation award granted under a Legacy Plan.

2.           REFERENCES TO CROSSFIRST HOLDINGS, LLC AND MEMBERHSIP UNITS THEREOF. Effective as of December 31, 2017, any and all references to “CrossFirst Holdings, LLC” or “Membership Units” or “Units” thereof shall be a reference to “CrossFirst Bankshares, Inc.” and shares of stock thereof, respectively.

3.          REFERENCES TO THE COMPANY’S BOARD OF DIRECTORS OR THE COMPENSATION & NOMINATING COMMITTEE THEREOF.  Effective as of January 24, 2019, any reference to the “Board of Directors of the Company” or the “Board of Directors” in this Employment Agreement shall be a reference to the “Compensation Committee of the Board of Directors of CrossFirst Bankshares, Inc.” and any references in this Employment Agreement to the “Compensation & Nominating Committee” or the “Committee” shall also be a reference to the “Compensation Committee of the Board of Directors of CrossFirst Bankshares, Inc.”